Exhibit 99.1

FOR IMMEDIATE RELEASE
Dec. 12, 2007

Novell Will Release Fourth Fiscal Quarter and Full Fiscal Year 2007 Earnings on December 13, 2007

–  Announces successful completion of SEC review
–  No change to prior period results

WALTHAM, Mass. – Dec. 12, 2007– Novell, Inc. (NASDAQ:NOVL) announced today the completion of the review of its Form 10-K for the fiscal year ended Oct. 31, 2006, and its Form 10-Q for the quarterly period ended April 30, 2007, by the Securities and Exchange Commission (the "SEC"). The SEC required no change to Novell’s previously reported financial results. Novell had previously postponed its fourth fiscal quarter and full fiscal year 2007 earnings release and conference call pending the conclusion of the SEC’s review.

Novell will announce its fourth fiscal quarter and full fiscal year 2007 earnings on Dec. 13, 2007, at 4:00 pm ET. A one-hour conference call with Novell management will begin at 5:00 pm ET. The domestic conference call dial-in number is 866-335-5255, password “Novell”, and the international dial-in number is +1-706-679-2263, password “Novell”. The conference call will also be available live as a listen-only webcast at: http://www.novell.com/company/ir/qresults. The call will also be available for telephone playback through midnight ET, Dec. 28, 2007. The domestic toll-free replay number is 800-642-1687, and the international replay number is +1-706-645-9291. Replay listeners must enter conference ID number 28171181.

Legal Notice Regarding Forward-Looking Statements
This press release includes statements that are not historical in nature and that may be characterized as “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act, including those related to future financial and operating results, benefits and synergies of the company’s brands and strategies, future opportunities and the growth of the market for Identity and Access Management and Linux* Platform Products. You should be aware that Novell's actual results could differ materially from those contained in the forward-looking statements, which are based on current expectations of Novell® management and are subject to a number of risks and uncertainties, including, but not limited to, Novell's ability to transform its business through the implementation of its strategic plan, Novell's ability to realize the benefits anticipated from the Microsoft transaction and Novell's restructuring plan, and the expected charges to be incurred and payments to be made under the restructuring plan, Novell's ability to achieve its expense targets, Novell's success in executing its Linux Platform Products, Identity and Access Management, and Systems and Resource Management strategies, Novell's ability to take a competitive position in the Linux Platform Products, Identity and Access Management, and Systems and Resource Management industries, business conditions and the general economy, market opportunities, potential new business strategies, competitive factors, sales and marketing execution, shifts in technologies or market demand, Novell's ability to integrate acquired operations and employees, and the other factors described in Novell's Annual Report on Form 10-K filed with the Securities and Exchange Commission on May 25, 2007. Novell disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this press release except as required by the securities laws.

About Novell

Novell, Inc. (Nasdaq: NOVL) delivers infrastructure software for the Open Enterprise. Novell is a leader in desktop to data center operating systems based on Linux and the software required to secure and manage mixed IT environments. Novell helps customers around the world minimize cost, complexity and risk, allowing them to focus on innovation and growth. For more information, visit www.novell.com.

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Novell is a registered trademark of Novell, Inc. in the United States and other countries. *Linux is a registered trademark of Linus Torvalds. All other third-party trademarks are the property of their respective owners.

Press Contact:
Bruce Lowry
Novell
415-383-8408
blowry@novell.com

Investor Relations Contact:
Susan Walker White
Novell
800-317-3195
swhite@novell.com